                         Disease State Management, Inc.

                            -- Option Certificate --

                DISEASE STATE MANAGEMENT, INC. STOCK OPTION PLAN


     This certifies the grant of Non-Qualified Stock Options as specified below which has been made under and pursuant to the Disease State Management, Inc. Stock Option Plan (the "Plan"), all of the provisions of which are hereby incorporated by reference and made a part hereof. In addition, the awards shown in this certificate are nontransferable and subject to the terms and conditions set forth in the attached Schedule of Terms.

     Participant's Name:

     Date of Grant:

     Stock Option Terms

     *    Shares Awarded:

     *    Exercise Price:

     * Vesting Dates: _____ Shares on First Anniversary of Date of Grant; _____ Shares on Second Anniversary of Date of Grant; _____ Shares on Third Anniversary of Date of Grant; _____ Shares on Fourth Anniversary of Date of Grant; and _____ Shares on Fifth Anniversary of Date of Grant.

     *    Expiration Date:    Tenth Anniversary of Date of Grant

     IN WITNESS WHEREOF, this Certificate has been executed on behalf of the Committee of the Board of Directors appointed to administer the Plan.


- -----------------------------------------------   ------------------
Corporate Secretary                               Date

I acknowledge receipt of this Option Certificate and the attached Schedule of Terms describing my Option. I accept this Option subject to the Plan and the Schedule of Terms applicable thereto.


- -----------------------------------------------   ------------------
Participant                                       Date

                DISEASE STATE MANAGEMENT, INC. STOCK OPTION PLAN

                    INCENTIVE STOCK OPTION SCHEDULE OF TERMS



INCENTIVE STOCK OPTION GRANT

This Schedule of Terms and the attached Option Certificate constitute the grant by Disease State Management, Inc. (the "Company") of the right (the "Option") to purchase, at a future date, a specified number of shares of Company Common Stock (the "Shares") at a specified price, subject to the terms set forth herein and in the Disease State Management, Inc. Stock Option Plan (the "Plan"), all of the provisions of which are hereby incorporated by reference and made a part hereof. The recipient of the Option (the "Participant"), the number of Shares for which the Option is granted and the Option price per share are set forth in the attached Option Certificate issued to the Participant. The Company intends that the Option shall be an Incentive Stock Option governed by the provisions of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The terms of the Plan and the Option shall be interpreted and administered so as to satisfy the requirements of the Code.

EXERCISE AND PAYMENT

Options will vest in increments. So long as the Participant remains an employee of the Company the vested portion of each Option may be exercised on and after its Vesting Date through the Expiration Date, with the Vesting Date and the Expiration Date being set forth in the Option Certificate.

It is the sole responsibility of the Participant, or the Participant's representative, to exercise the Option in a timely manner. The Company assumes no responsibility for, and will make no adjustments with respect to, Options that expire. The Participant may exercise the Option by notifying the Company, in writing, of the number of Shares the Participant wishes to purchase, the Option price, the date of the Option, and by paying the required Option price.. The date of exercise will be the date of the Company's receipt of the notice, accompanied by the payment of the Option price.

The Participant shall pay the Option price in cash. The Company shall deliver the requisite number of Shares to the Participant as soon as administratively practicable following the date of exercise and receipt of payment. If the Participant disposes of any Shares acquired upon exercise of the option within two (2) years from the date the Option was granted or within one (1) year after the date of exercise of the Option the Participant must promptly notify the Company of the dates of acquisition and disposition of such Shares, the number of Shares so disposed of, and the consideration, if any, received for such Shares.

VESTING

A Participant's right to exercise an Option shall vest on the Vesting Dates specified in the Option Certificate. Once all or part of an Option is vested, that portion which is vested may be exercised anytime thereafter until the earlier of: (i) the Expiration Date specified in the Option Certificate, at which time the Option and all associated rights lapse without value; or (ii) termination of employment with the Company or an Affiliate in which case the right to exercise may be for a specified period of time, as described below, following the date of termination. No portion of any Option shall become vested at any time after the Participant's employment with the Company or any Affiliate has terminated. Termination of employment means termination from the Company and any Affiliate.

TERMINATION OF EMPLOYMENT

                                                            Period Following
     Reason For              Portion of Option             Termination Vested
    Termination                Deemed Vested            Options May Be Exercised
    -----------                -------------            ------------------------

Death                    Portion actually vested       Not beyond the Expiration
                                                       Date of the Option

Permanent Disability     Portion actually vested       One year, but not beyond
                                                       the Expiration Date of
                                                       the Option

Severance from           Portion actually vested       Three months, but not
employment for any                                     beyond the Expriation
reason other than                                      Date of the Option
Death or Permanent
Disability

A Participant who stops rendering services to the Company as a result of an authorized leave of absence shall not be considered to have terminated employment. If a Participant does not resume employment at the conclusion of an authorized leave of absence, the Participant shall be deemed to have terminated employment as of the last date of such leave of absence.

NON-ASSIGNABILITY

No assignment or transfer of any interest of the Participant in any of the rights presented by the Option, whether voluntary or involuntary, by operation of law or otherwise, shall be permitted except by will, by the laws of descent and distribution, or pursuant to an unqualified domestic relations order as defined by the Code.

ADJUSTMENTS

In the event of a recapitalization, stock split, reorganization, or other restructuring of the Company, the terms of the Option may be equitably adjusted in accordance with the Plan and as deemed appropriate by the Committee, in its discretion.

CHANGE OF CONTROL

In the event of merger, consolidation, dissolution or liquidation which results in a change of control as defined in Section 368(c) of the Code (using the attribution rules of Section 318), all unexercised options will become immediately exercisable for a period of one year. The effectiveness of such expiration shall be conditioned upon the consummation of any such transaction.

OPTIONS NOT TO AFFECT OR BE AFFECTED BY CERTAIN TRANSACTIONS

Options shall not affect in any way the right or power of the Company or an Affiliate or the shareholders of either to make or authorize (a) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's or an Affiliate's capital structure of its business; (b) any merger or consolidation of the Company or an Affiliate; (c) any issue of bonds, debentures, preferred or prior preference stock holding any priority or preferred to, or otherwise affecting in any respect the Common Stock of the Company or rights of the holders of such Common Stock; (d) the dissolution or liquidation of the Company or an Affiliate; (e) any sale or transfer of all or any part of the assets or business of the Company or an Affiliate; or (f) any other corporate act or proceeding.

NOTICES

Every notice or other communication relating to the Plan, any Option and this Schedule of Terms shall be in writing, and shall be mailed to or delivered to the party for whom it is intended at such address as may from time to time be designated by such party. Unless and until some other address has been so designated, all notices by the Participant to the Company shall be mailed to or delivered to the Company at its office at 46 Prince Street, Rochester, New York 14607, Attention: Corporate Secretary. All notices by the Company to the Participant shall be given to the Participant personally or be mailed to the Participant at the Participant's address as shown on the records of the Company.

ADMINISTRATION

Options granted pursuant to the Plan shall be interpreted and administered by the Committee appointed by the Company's Board of Directors (the "Committee"). The Committee shall establish such procedures as it deems necessary and appropriate to administer the Options in a manner that is consistent with the terms of the Plan.

TAXES/WITHHOLDING

The Participants shall be responsible for any income or other tax liability attributable to the exercise of any Option. The Company shall take such steps as are appropriate to assure compliance with applicable federal, state and local tax withholding requirements by the Company. The Company shall, to the extent permitted by law, have the right to deduct directly from any payment or delivery of Shares due the Participant, or from the Participant's regular compensation, all federal, state and local taxes of any kind required by law to be withheld with respect to the exercise of any Option.

INVESTMENT REPRESENTATION

The Option is granted upon the condition that, if and when requested, Participant will represent and agree that any Shares which Participant may acquire pursuant to the exercise of the Option will be acquired for long-term investment purposes and not with the view toward the distribution or sale thereof in a public offering within the meaning of the Federal Securities Act of 1933. The Shares may not, at the time that they are acquired by Participant, be registered under either the federal or applicable state securities laws, and, in that event, the Company will be relying upon the Participant's investment representation in agreeing to issue such shares to the Participant. If the Shares acquired by the Participant pursuant to the Option are not registered they will be subject to restrictions imposed by applicable federal and state securities laws and the certificates evidencing the Shares may be imprinted with an appropriate legend setting forth the restrictions on transferability.

RIGHT OF DISCHARGE RESERVED

Nothing in the Plan or in any Option granted pursuant thereto shall confer upon any Participant the right to continue in the employment or service of the Company or any Affiliate thereof for any period of time or affect any right that the Company or any Affiliate may have to terminate the employment or service of such Participant at any time for any reason.

NATURE OF PAYMENTS

All Options granted pursuant to the Plan are in consideration of the services performed for the Company or the Affiliate employing the Participant. Any gains realized pursuant to such Options constitute a special incentive payment to the Participant and shall not be taken into account as compensation for purposes of any of the employee benefit plan of the Company or any Affiliate.

INTERPRETATIONS

This Schedule of Terms and each Option Certificate are subject in all respects to the terms of the Plan. In the event that any provision of this Schedule of Terms or any Option Certificate is inconsistent with the terms of the Plan, the terms of the Plan shall govern. Any question of administration or interpretation arising under this Schedule of Terms or any Option Certificate shall be determined by the Committee. Such determination shall be final and conclusive upon all interested parties.

GOVERNING LAW

The Plan, this Schedule of Terms, and the Option Certificate shall be governed by and construed in accordance with the laws of the State of New York.

                         Disease State Management, Inc.

                            -- Option Certificate --

                DISEASE STATE MANAGEMENT, INC. STOCK OPTION PLAN


     This certifies the grant of Non-Qualified Stock Options as specified below which has been made under and pursuant to the Disease State Management, Inc. Stock Option Plan (the "Plan"), all of the provisions of which are hereby incorporated by reference and made a part hereof. In addition, the awards shown in this certificate are nontransferable and subject to the terms and conditions set forth in the attached Schedule of Terms.

     Participant's Name:

     Date of Grant:

     Stock Option Terms

     *    Shares Awarded:

     *    Exercise Price:

     * Vesting Dates: _____ Shares on First Anniversary of Date of Grant; _____ Shares on Second Anniversary of Date of Grant; _____ Shares on Third Anniversary of Date of Grant; _____ Shares on Fourth Anniversary of Date of Grant; and _____ Shares on Fifth Anniversary of Date of Grant.

     *    Expiration Date:    Tenth Anniversary of Date of Grant

     IN WITNESS WHEREOF, this Certificate has been executed on behalf of the Committee of the Board of Directors appointed to administer the Plan.


- -----------------------------------------------   ------------------
Corporate Secretary                               Date

I acknowledge receipt of this Option Certificate and the attached Schedule of Terms describing my Option. I accept this Option subject to the Plan and the Schedule of Terms applicable thereto.


- -----------------------------------------------   ------------------
Participant                                       Date

                DISEASE STATE MANAGEMENT, INC. STOCK OPTION PLAN

                  NON-QUALIFIED STOCK OPTION SCHEDULE OF TERMS



NON-QUALIFIED STOCK OPTION GRANT

This Schedule of Terms and the attached Option Certificate constitute the grant by Disease State Management, Inc. (the "Company") of the right (the "Option") to purchase, at a future date, a specified number of shares of Company Common Stock (the "Shares") at a specified price, subject to the terms set forth herein and in the Disease State Management, Inc. Stock Option Plan (the "Plan"), all of the provisions of which are hereby incorporated by reference and made a part hereof. The recipient of the Option (the "Participant"), the number of Shares for which the Option is granted and the Option price per share are set forth in the attached Option Certificate issued to the Participant.

EXERCISE AND PAYMENT

Options will vest in increments. So long as the Participant remains an employee of the Company the vested portion of each Option may be exercised on and after its Vesting Date through the Expiration Date, with the Vesting Date and the Expiration Date being set forth in the Option Certificate.

It is the sole responsibility of the Participant, or the Participant's representative, to exercise the Option in a timely manner. The Company assumes no responsibility for, and will make no adjustments with respect to, Options that expire. The Participant may exercise the Option by notifying the Company, in writing, of the number of Shares the Participant wishes to purchase, the Option price, the date of the Option, and by paying the required Option price.. The date of exercise will be the date of the Company's receipt of the notice, accompanied by the payment of the Option price.

The Participant shall pay the Option price in cash. The Company shall deliver the requisite number of Shares to the Participant as soon as administratively practicable following the date of exercise and receipt of payment. If the Participant disposes of any Shares acquired upon exercise of the option within two (2) years from the date the Option was granted or within one (1) year after the date of exercise of the Option the Participant must promptly notify the Company of the dates of acquisition and disposition of such Shares, the number of Shares so disposed of, and the consideration, if any, received for such Shares.

VESTING

A Participant's right to exercise an Option shall vest on the Vesting Dates specified in the Option Certificate. Once all or part of an Option is vested, that portion which is vested may be exercised anytime thereafter until the earlier of: (i) the Expiration Date specified in the Option Certificate, at which time the Option and all associated rights lapse without value; or (ii) termination of employment with the Company or an Affiliate in which case the right to exercise may be for a specified period of time, as described below, following the date of termination. No portion of any Option shall become vested at any time after the Participant's employment with the Company or any Affiliate has terminated. Termination of employment means termination from the Company and any Affiliate.

TERMINATION OF EMPLOYMENT

                                                            Period Following
     Reason For              Portion of Option             Termination Vested
    Termination                Deemed Vested            Options May Be Exercised
    -----------                -------------            ------------------------

Death                    Portion actually vested       Not beyond the Expiration
                                                       Date of the Option

Permanent Disability     Portion actually vested       One year, but not beyond
                                                       the Expiration Date of
                                                       the Option

Severance from           Portion actually vested       Three months, but not
employment for any                                     beyond the Expriation
reason other than                                      Date of the Option
Death or Permanent
Disability

A Participant who stops rendering services to the Company as a result of an authorized leave of absence shall not be considered to have terminated employment. If a Participant does not resume employment at the conclusion of an authorized leave of absence, the Participant shall be deemed to have terminated employment as of the last date of such leave of absence.

NON-ASSIGNABILITY

No assignment or transfer of any interest of the Participant in any of the rights presented by the Option, whether voluntary or involuntary, by operation of law or otherwise, shall be permitted except by will, by the laws of descent and distribution, or pursuant to an unqualified domestic relations order as defined by the Code.

ADJUSTMENTS

In the event of a recapitalization, stock split, reorganization, or other restructuring of the Company, the terms of the Option may be equitably adjusted in accordance with the Plan and as deemed appropriate by the Committee, in its discretion.

CHANGE OF CONTROL

In the event of merger, consolidation, dissolution or liquidation which results in a change of control as defined in Section 368(c) of the Code (using the attribution rules of Section 318), all unexercised options will become immediately exercisable for a period of one year. The effectiveness of such expiration shall be conditioned upon the consummation of any such transaction.

OPTIONS NOT TO AFFECT OR BE AFFECTED BY CERTAIN TRANSACTIONS

Options shall not affect in any way the right or power of the Company or an Affiliate or the shareholders of either to make or authorize (a) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's or an Affiliate's capital structure of its business; (b) any merger or consolidation of the Company or an Affiliate; (c) any issue of bonds, debentures, preferred or prior preference stock holding any priority or preferred to, or otherwise affecting in any respect the Common Stock of the Company or rights of the holders of such Common Stock; (d) the dissolution or liquidation of the Company or an Affiliate; (e) any sale or transfer of all or any part of the assets or business of the Company or an Affiliate; or (f) any other corporate act or proceeding.

NOTICES

Every notice or other communication relating to the Plan, any Option and this Schedule of Terms shall be in writing, and shall be mailed to or delivered to the party for whom it is intended at such address as may from time to time be designated by such party. Unless and until some other address has been so designated, all notices by the Participant to the Company shall be mailed to or delivered to the Company at its office at 46 Prince Street, Rochester, New York 14607, Attention: Corporate Secretary. All notices by the Company to the Participant shall be given to the Participant personally or be mailed to the Participant at the Participant's address as shown on the records of the Company.

ADMINISTRATION

Options granted pursuant to the Plan shall be interpreted and administered by the Committee appointed by the Company's Board of Directors (the "Committee"). The Committee shall establish such procedures as it deems necessary and appropriate to administer the Options in a manner that is consistent with the terms of the Plan.

TAXES/WITHHOLDING

The Participants shall be responsible for any income or other tax liability attributable to the exercise of any Option. The Company shall take such steps as are appropriate to assure compliance with applicable federal, state and local tax withholding requirements by the Company. The Company shall, to the extent permitted by law, have the right to deduct directly from any payment or delivery of Shares due the Participant, or from the Participant's regular compensation, all federal, state and local taxes of any kind required by law to be withheld with respect to the exercise of any Option.

INVESTMENT REPRESENTATION

The Option is granted upon the condition that, if and when requested, Participant will represent and agree that any Shares which Participant may acquire pursuant to the exercise of the Option will be acquired for long-term investment purposes and not with the view toward the distribution or sale thereof in a public offering within the meaning of the Federal Securities Act of 1933. The Shares may not, at the time that they are acquired by Participant, be registered under either the federal or applicable state securities laws, and, in that event, the Company will be relying upon the Participant's investment representation in agreeing to issue such shares to the Participant. If the Shares acquired by the Participant pursuant to the Option are not registered they will be subject to restrictions imposed by applicable federal and state securities laws and the certificates evidencing the Shares may be imprinted with an appropriate legend setting forth the restrictions on transferability.

RIGHT OF DISCHARGE RESERVED

Nothing in the Plan or in any Option granted pursuant thereto shall confer upon any Participant the right to continue in the employment or service of the Company or any Affiliate thereof for any period of time or affect any right that the Company or any Affiliate may have to terminate the employment or service of such Participant at any time for any reason.

NATURE OF PAYMENTS

All Options granted pursuant to the Plan are in consideration of the services performed for the Company or the Affiliate employing the Participant. Any gains realized pursuant to such Options constitute a special incentive payment to the Participant and shall not be taken into account as compensation for purposes of any of the employee benefit plan of the Company or any Affiliate.

INTERPRETATIONS

This Schedule of Terms and each Option Certificate are subject in all respects to the terms of the Plan. In the event that any provision of this Schedule of Terms or any Option Certificate is inconsistent with the terms of the Plan, the terms of the Plan shall govern. Any question of administration or interpretation arising under this Schedule of Terms or any Option Certificate shall be determined by the Committee. Such determination shall be final and conclusive upon all interested parties.

GOVERNING LAW

The Plan, this Schedule of Terms, and the Option Certificate shall be governed by and construed in accordance with the laws of the State of New York.